RELATED PARTY TRANSACTIONS	9 Months Ended
Sep. 30, 2012
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS
The Company, which was formed in 2003 as a wholly-owned subsidiary of Frontline, was partially spun-off in 2004 and its shares commenced trading on the New York Stock Exchange in June 2004. A significant proportion of the Company’s business continues to be transacted with Frontline and the Frontline Charterers (collectively Frontline Shipping, Frontline Shipping II and Frontline Shipping III Limited), and the following other related parties, being companies in which our principal shareholders Hemen Holding Ltd. and Farahead Investment Inc. (hereafter jointly referred to as “Hemen”) and companies associated with Hemen have a significant interest:
•Seadrill
•Golden Ocean Group Limited (“Golden Ocean”)
•Deep Sea
•Golar LNG Limited (“Golar”)
The Consolidated Balance Sheets include the following amounts due from and to related parties, excluding direct financing lease balances (Note 3):

(in thousands of $)	September 30, 2012	December 31, 2011
Amounts due from:
Frontline Charterers	39,943	8,356
Frontline	708	1,206
Seadrill	200	213
Other related parties	344	—
Total amount due from related parties	41,195	9,775
Loans to related parties - associated companies, long-term
SFL West Polaris	71,456	84,621
SFL Deepwater	163,707	189,563
Total loans to related parties - associated companies, long-term	235,163	274,184
Amounts due to:
Frontline Management	776	944
Bluelot	3,243	1,731
Corte Real	3,197	1,686
Deep Sea	—	—
Golar	51	53
Other related parties	228	7
Total amount due to related parties	7,495	4,421

SFL West Polaris, SFL Deepwater, Bluelot and Corte Real are wholly-owned subsidiaries which are not fully consolidated but are accounted for under the equity method as at September 30, 2012 (see Note 4). The amounts due to Bluelot and Corte Real are the balances on the current accounts between those companies and Ship Finance. As described below in “Related party loans”, at September 30, 2012 and December 31, 2011, the long-term loans from Ship Finance to SFL West Polaris and SFL Deepwater are presented net of their respective current accounts.
Related party leasing and service contracts
As at September 30, 2012, 27 of the Company’s vessels which were leased to the Frontline Charterers and two of its offshore supply vessels which were leased to a subsidiary of Deep Sea have been recorded as direct financing leases. In addition, at September 30, 2012, two vessels were leased to the Frontline Charterers and four offshore supply vessels were leased to subsidiaries of Deep Sea under operating leases.
At September 30, 2012, the combined balance of net investments in direct financing leases with the Frontline Charterers and Deep Sea was $1,252.2 million (December 31, 2011: $1,301.4 million) of which $52.8 million (December 31, 2011: $54.4 million) represents short-term maturities.

At September 30, 2012, the net book value of assets leased under operating leases to the Frontline Charterers and Deep Sea was $144.2 million (December 31, 2011: $166.3 million).
A summary of leasing revenues earned from the Frontline Charterers and Deep Sea is as follows:

	9 months ended	9 months ended	Year ended
Payments (in millions of $)	September 30, 2012	September 30, 2011	December 31, 2011
Operating lease income	15.9	16.7	21.9
Direct financing lease interest income	44.7	74.2	97.8
Finance lease service revenue	49.4	53.1	70.0
Direct financing lease repayments	40.1	71.3	199.5

On December 30, 2011, amendments were made to the charter agreements with Frontline Shipping and Frontline Shipping II, which at the time related to 28 vessels accounted for as direct financing leases. In terms of the amending agreements, the Company received a compensation payment of $106 million and agreed to a $6,500 per day reduction in the time charter rate of each vessel for the period January 1, 2012, to December 31, 2015. Thereafter, the charter rates revert to the previously agreed daily amounts.
It was agreed that during the period of the temporary reduction in charter rates, Frontline Shipping and Frontline Shipping II will pay the Company 100% of the earnings on a time-charter equivalent basis above the temporarily reduced time charter rates, subject to a maximum of $6,500 per day for each vessel from January 1, 2012 until December 31, 2015 (the “cash sweep”). The cash sweep for any full year is payable in March of the following year.
During the nine months ended September 30, 2012, the Company accrued revenues of $40.1 million (September 30, 2011: $nil) under the cash sweep agreement.
Prior to December 31, 2011, Frontline Shipping and Frontline Shipping II paid the Company profit sharing of 20% of their earnings on a time-charter equivalent basis from their use of the Company’s fleet above average threshold charter rates each fiscal year. The amended charter agreements increased the profit sharing percentage from 20% to 25% for earnings above the original base rates from January 1, 2012 onwards. Of the $106 million compensation payment received; $50 million represents a non-refundable advance relating to the 25% profit sharing agreement. During the nine months ended September 30, 2012, the Company would have accrued $nil (September 30, 2011: $0.8 million) of the 25% profit share agreement, and $50 million of profit share will need to accumulate before the 25% profit share revenues are recognized in the consolidated accounts.
In the event that vessels on charter to the Frontline Charterers are agreed to be sold, the Company may either pay or receive compensation for the termination of the lease. In March 2012, the single-hull VLCC Titan Orion (ex Front Duke) was sold and its lease cancelled, with agreed termination fee of $9.2 million paid to Frontline. In July 2012, the OBO carrier Front Rider was sold and its lease cancelled, with agreed termination fee of $0.4 million received from Frontline.
As at September 30, 2012, the Company was owed a total of $39.9 million (December 31, 2011: $8.4 million) by the Frontline Charterers in respect of leasing contracts and profit sharing agreements.
As at September 30, 2012, the Company was owed $0.7 million (December 31, 2011: $1.2 million) by Frontline in respect of various items.
The vessels leased to the Frontline Charterers are on time charter terms and for each such vessel the Company pays a fixed management fee of $6,500 per day to Frontline Management (Bermuda) Ltd. (“Frontline Management”), a wholly owned subsidiary of Frontline. An exception to this arrangement is for any vessel leased to the Frontline Charterers which is sub-chartered on a bareboat basis, for which there is no management fee payable for the duration of the bareboat sub-charter. In the nine months ended September 30, 2012, the Company also had six container vessels, ten drybulk carriers operating on time charter and one container vessel for which charter is being sought, for which the supervision of the technical management was sub-contracted to Frontline Management. In the nine months ended September 30, 2012, management fees payable to Frontline Management amounted to $50.0 million (nine months ended September 30, 2011: $53.8 million; year ended December 31, 2011: $71.1 million).
In the nine months ended September 30, 2012, the Company had six container vessels and ten drybulk carriers operating on time charter, for which part of the operating management was sub-contracted to Golden Ocean. In the nine months ended September 30, 2012, management fees payable to Golden Ocean amounted to approximately $0.4 million (nine months ended September 30, 2011: $0.1 million; year ended December 31, 2011: $0.2 million). Management fees are classified as ship operating expenses in the consolidated statements of operations.
We pay a commission of 1% to Frontline Management in respect of all payments received in respect of the 5-year sales-type leases on the Suezmax tankers Glorycrown and Everbright. In the nine months ended September 30, 2012 we paid $93,000 to Frontline Management pursuant to this arrangement (nine months ended September 30, 2011: $93,000; year ended December 31, 2011: $124,000).
The Company also paid $0.4 million in the nine months ended September 30, 2012 (nine months ended September 30, 2011: $0.4 million; year ended December 31, 2011: $0.5 million) to Frontline Management for the provision of management and administrative services.
We pay fees to Frontline Management for the management supervision of some of our newbuildings, which in the nine months ended September 30, 2012 amounted to $1.4 million (nine months ended September 30, 2011: $2.4 million; December 31, 2011: year ended $3.1 million).
The Company paid $0.3 million in the nine months ended September 30, 2012 (nine months ended September 30, 2011: $0.3 million; year ended December 31, 2011: $0.5 million) to Frontline Management AS for the provision of office facilities in Oslo.
As at September 30, 2012, the Company owes Frontline Management and Frontline Management AS a combined total of $0.8 million (December 31, 2011: $0.9 million) for various items, including newbuilding supervision fees, technical supervision fees and office costs.
The Company paid $154,000 in the nine months ended September 30, 2012 (nine months ended September 30, 2011: $81,000; year ended December 31, 2011: $115,000) to Golar Management UK Limited, a subsidiary of Golar, for the provision of office facilities in London. At September 30, 2012, the Company owed Golar Management UK Limited $51,000 (December 31, 2011: $53,000).
The Company paid $13,000 in the nine months ended September 30, 2012, (nine months ended September 30, 2011: $32,000; year ended December 31, 2011: $40,000) to Seadrill Management (S) Pte Ltd, a subsidiary of Seadrill, for the provision of office facilities in Singapore.
Related party loans – associated companies
In 2010, Ship Finance entered into agreements with SFL West Polaris and SFL Deepwater granting fixed interest loans to them of $145.0 million and $290.0 million, respectively. These loans are repayable in full on July 11, 2023, and October 1, 2023, respectively, or earlier if the companies sell their drilling units. Ship Finance is entitled to take excess cash from these companies, and such amounts are recorded within their current accounts with Ship Finance. The loan agreements specify that the balance on the current accounts will have no interest applied and will be settled by offset against the eventual repayments of the fixed interest loans. In the nine months ended September 30, 2012, the Company accrued interest income on these loans of $4.9 million from SFL West Polaris (nine months ended September 30, 2011: $4.9 million; year ended December 31, 2011: $6.5 million) and $9.8 million from SFL Deepwater (nine months ended September 30, 2011: $9.8 million; year ended December 31, 2011: $13.1 million).
Related party purchases and sales of vessels – 2011
In June 2011, a subsidiary of Seadrill, to which the jack-up drilling rig West Prospero was chartered, exercised its option to purchase the rig at the fixed option price of $133.1 million. The rig was owned by Rig Finance II, a wholly-owned subsidiary of the Company accounted for using the equity method. The transaction was effected as a sale of Rig Finance II and a gain of $4.1 million was recorded on the sale (see Note 4).